SUPPLEMENT TO THE

PROSPECTUSES OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN MONEY MARKET FUNDS

Each fund listed below has elected to extend its participation in the United States Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008.  The Program applies only to shareholders of record of a participating fund on September 19, 2008 who have a positive balance in the same account of that fund on the date, if any, on which the fund's market-based net asset value per share falls below $0.995 (the “Guarantee Event”). If a Guarantee Event occurs, a fund would have to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. The number of shares of each record holder covered by the Program will be the lesser of (a) the number of shares owned by the record holder on September 19, 2008 or (b) the number of shares owned by the record holder in the same account on the date of the Guarantee Event. In addition, if an investor closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

  Each fund will bear the cost of participating in the extension of the Program, which is equal to approximately 0.0.15% or 0.023% of the value of each class’ outstanding share on September 19, 2008.  The total cost of participating in the Program since its inception through September 18, 2009 is between 0.04% and 0.05% of the value of each class’ outstanding shares on September 19, 2008 and is not reflected in the table entitled “Annual Fund Operating Expenses” in each fund’s prospectus.

The Program will expire on September 18, 2009 and the Secretary of the Treasury currently has no authority to extend the Program beyond that date.

As of February 29, 2009, the Program covered over $3 trillion of combined money market fund assets, and assets available to the Program to support all participating money market funds did not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov/.

Participating Funds
Evergreen Institutional Money Market Funds	Evergreen Money Market Funds
Evergreen Institutional Money Market Fund	Evergreen California Municipal Money Market Fund
Evergreen Institutional Municipal Money Market Fund	Evergreen Money Market Fund
Evergreen Institutional U.S. Government Money Market Fund	Evergreen Municipal Money Market Fund
Evergreen Prime Cash Management Money Market Fund	Evergreen New Jersey Municipal Money Market Fund
Evergreen New York Municipal Money Market Fund
Evergreen Pennsylvania Municipal Money Market Fund
Evergreen U.S. Government Money Market Fund

April 9, 2009	583350 rv4 (4/09)